As filed with the Securities and Exchange Commission on March 28, 2001 Registration No. 33-25087 8
                  811-5678

--------------------------------------------------------------------------------



U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No._____
Post-Effective Amendment No.  26

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940,
Amendment No. 25

SMITH BARNEY PRINCIPAL RETURN FUND
(Exact name of Registrant as Specified in Charter)

333 West 34th Street, New York, New York   10001
(Address of Principal Executive Office)  (Zip Code)

(800) 451-2010
(Registrant's Telephone Number, Including Area Code)

Christina T. Sydor
Secretary
Smith Barney Principal Return Fund
300 First Stamford Place
Stamford, Connecticut 06902
(Name and Address of Agent of Service)

Continuous
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:
(check appropriate box)

_____ Immediately upon filing pursuant to paragraph (b)
__X__ On March 29, 2002 pursuant to paragraph (b)
_____ 60 days after filing pursuant to paragraph (a)(1)
_____ On (date) pursuant to paragraph (a)(1)
_____ 75 days after filing pursuant to paragraph (a)(2)
_____ On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Shares of Common
Stock

PART A

Smith Barney Mutual Funds
Your Serious Money. Professionally Managed./SM/

                       SMITH BARNEY PRINCIPAL RETURN FUND

                            SECURITY AND GROWTH FUND

                                   Prospectus
                                 March 29, 2002

Current shareholders may purchase new shares through the reinvestment of dividends and distributions. Except for reinvestment of dividends and distributions, shares of the fund are not currently being offered to investors. Consequently, the fund's assets may be reduced by market fluctuations, a redemption of shares and payment of cash dividends and distributions. A reduction in the fund's net assets may increase the fund's expenses on a per share basis and make it more difficult for the fund to achieve its investment objective.

 -------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
 -------------------------------------------------------------------------------


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents



                                                                            Page

Investments, risks and performance ..........................................  3

More on the fund's investments ..............................................  6

Management ..................................................................  7

Reinvestment of dividends ...................................................  8

Exchanging shares ...........................................................  8

Redeeming shares ............................................................  9

Other things to know about share transactions ...............................  9

Dividends, distributions and taxes .......................................... 10

Share price ................................................................. 11

Financial highlights ........................................................ 12

Investments, risks and performance


Investment          (a)      Security and Growth Fund (the "fund") invests
objective                    sufficient amounts in zero coupon U.S. Treasury
                             securities to provide a return of the
                             shareholder's original investment (including sales charges) by the fund's maturity date at August 31, 2005 (the "Maturity Date"). At February 28, 2002, zero coupon U.S. Treasury securities represented
                             38.4% of the net assets of the fund.

                    (b) The remaining assets of the fund are invested to seek long-term appreciation of capital.

Principal           Key investments The fund's assets that are not invested in
investment          zero coupon U.S. Treasury Securities are invested in equity
strategies          securities of companies the manager believes have the
                    potential to provide above average capital appreciation. The manager generally focuses on small and mid-cap companies with market capitalizations in the $500 million to $3 billion range. The manager seeks to obtain the benefits of both a diversified and focused portfolio by investing in a limited number of issuers without any single position representing a material portion of the fund's assets.

                    Selection process The manager seeks zero coupon securities that will mature within one year before the Maturity Date. The manager expects that the aggregate stated principal amount of the zero coupon securities will be sufficient to meet the fund's objective of repaying the investor's original investment. As the fund's zero coupon securities mature, the proceeds will be invested in short term U.S. government securities.

                    In selecting individual securities for the actively managed portion of the fund, the manager seeks to identify companies with excellent long term growth prospects but which are temporarily out of favor with investors. The manager's investment process emphasizes limiting downside risk as an important factor in maintaining favorable risk/reward ratios in the fund.

                    When analyzing potential investment candidates for the fund, the manager looks for the following factors:

                    . New or innovative products, especially those likely to
                      enhance revenues and earnings in the next 12 months

                    . High technology companies with substantial operating
                      leverage and future earning power

                    . Catalysts such as a change in management, restructuring or other corporate events designed to reduce costs and increase earnings and cash flow

                    . Themes or trends likely to persist for a number of years that could benefit a company and/or industry

                    . Companies that are industry leaders or have a market niche differentiating them from other companies

                    . Strong balance sheets or ones likely to improve in a
                      relatively short period of time as a result of asset sales or rapid growth of earnings and cash flow

Maturity date       On the fund's Maturity Date, the following events will
                    occur:

                    . The fund's zero coupon investments will have matured . The fund's remaining assets and liabilities will be liquidated
                    . The fund's shares will be redeemed

                    Within seven days after the Maturity Date, proceeds will be distributed to the shareholders and the fund will be terminated.

Principal risks     While the zero coupon component of the fund is designed to
of investing in     return to shareholders their initial investment on the
the fund            Maturity Date, the fund's net asset value per share can
                    fluctuate substantially prior to the Maturity Date. If you sell your shares prior to the Maturity Date, you may receive less than your initial investment in the fund. Due to the nature of the fund's portfolio, the fund has risks associated with both equity and fixed income investments.
                    Investors could lose money in the fund or the fund's performance could fall below other possible investments if:

                    .    The U.S. stock market declines
                    .    The market favors value or large capitalization stocks
                         over growth stocks or small to medium capitalization stocks
                    .    An adverse event, such as an unfavorable earnings
                         report about a company in the fund's portfolio, depresses the value of the company's stock
                    .    The manager's judgment about the attractiveness, value
                         or potential appreciation of a particular company's stock proves to be incorrect

                    The fund's zero coupon securities are also susceptible to certain risks prior to maturity, including:

                    . If interest rates go up, the market value of zero coupon securities will go down
                    . Volatile market prices when compared to securities that pay interest periodically
                    . Greater sensitivity to changes in interest rates when compared to non-zero coupon securities having similar maturities and yields

The fund may not be appropriate for investors requiring cash distributions from the fund to meet tax obligations or current expenses.

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of a share of the fund for each of the past six years. The performance information in the chart does not reflect sales charges, which would reduce your return.

                            Security and Growth Fund

                                    [CHART]

                8.76     11.14    -4.87    21.05    40.37    4.87

                1996     1997     1998     1999     2000     2001

                        Calendar years ended December 31

Quarterly returns: Highest: 19.50% in 1st quarter 2000; Lowest: (11.75)% in 3rd quarter 2001.

Risk return table

The table below indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the return of the Russell 2000 Index and the Lehman Brothers Intermediate Term Government Bond Index ("Lehman Brothers Index"). The Russell 2000 Index is a broad-based index that measures the performance of the 2,000 smallest stocks in the U.S. equity market. The Lehman Brothers Index is a broad-based index of U.S. Treasury and agency securities. Unlike the fund, the indices are unmanaged and do not incur expenses. This table assumes imposition of the maximum sales charge at the end of the inception date period only (because the sales charge was only applicable during the initial offering period), redemption of shares at the end of the period, and reinvestment of distributions and dividends.

Average Annual Total Returns
Calendar Years Ended December 31, 2001

-------------------------------------------------------------------------------------------------------------
                                                     1 Year        5 Years        Since         Inception
                                                                                  Inception     Date
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                  4.87%+        13.50%+        12.88%++      3/30/95
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                  1.88%+        9.30%+         8.79%++       3/30/95
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                  3.50%+        9.48%+         8.88%++       3/30/95
and Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                   2.49%         7.52%          11.29%        *
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Index                                8.42%         7.06%          7.28%         **
-------------------------------------------------------------------------------------------------------------

+ Does not include sales charge. Only since inception returns include sales charge because charges were imposed only with respect to the initial sales of shares.
++ Includes initial sales charge.
*  Index comparison begins on 3/30/95.
** Index comparison begins on 3/31/95.

Fee table

This table sets forth the fees and expenses you will pay if you invest in the fund's shares.

  -------------------------------------------------------------------------------------------------------
  Shareholder fees                                                                   Security and
  (fees paid directly from your investment)                                          Growth Fund
  -------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
  (as a % of offering price)                                                         *

  Annual fund operating expenses
  (expenses deducted from fund assets)

    Management fees                                                                  0.50%

    Shareholder servicing fees                                                       0.25%

    Other expenses                                                                   0.22%
                                                                                     -----

    Total annual fund operating expenses                                             0.97%

* Sales charges were imposed only with respect to the initial sales of shares. There have been no additional sales of shares except through dividend reinvestment. No sales charge applies to reinvestment of dividends in additional shares.
Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

                    . You invest $10,000 in the fund for the time periods shown

                    . You redeem all of your shares at the end of the period

                    . Your investment has a 5% return each year

                    . You reinvest all distributions and dividends without a
                      sales charge

                    . The fund's operating expenses remain the same


          Number of years you own your shares                       1 year      3 years    5 years      Maturity Date*

          Security and Growth Fund                                  $495        $697       N/A          $777


*The Maturity Date is August 31, 2005.

More on the fund's investments

Zero coupon securities A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the United States government or one of its agencies or instrumentalities ("U.S. government securities") or issued by private corporate issuers. The fund, however, invests only in zero coupon securities that are direct obligations of the United States Treasury. The discount from face value at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates and the liquidity of the security. Because the discount from face value is known at the time of investment, investors holding zero coupon securities until maturity know the total amount of their investment return at the time of investment.

Zero coupon securities of the type held by the fund can be sold prior to their due date in the secondary market at their then prevailing market value which, depending on prevailing levels of interest rates and the time remaining to maturity, may be more or less than their value based solely on the amount due at maturity and accretion of interest to date. The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the fund may fluctuate over a greater range than shares of other mutual funds that invest in U.S. government securities having similar maturities and yields but that make current distributions of interest. The current net asset value of the fund attributable to zero coupon securities and other debt instruments held by the fund generally will vary inversely with changes in prevailing interest rates.

Each year the fund will be required to accrue an increasing amount of income on its zero coupon securities utilizing the effective interest method. To maintain its tax status as a pass-through entity and also to avoid imposition of excise taxes, the fund will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income on its zero coupon securities for which it receives no payments in cash prior to their maturity. Dividends of the fund's net investment income and distributions of its short-term capital gains will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares. However, a shareholder who elects to receive dividends and distributions in cash, instead of reinvesting these amounts in additional shares of the fund, may realize an amount that is less than the entire amount originally invested.

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices, and options on these futures, to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices. A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities The fund may invest up to 10% of its net assets (at the time of investment) in foreign securities. Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goals.

More information about the fund's investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information ("SAI").

Management

Manager The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

John G. Goode has been responsible for the day-to-day management of the fund's portfolio since its inception. Mr. Goode is Chairman and Chief Investment Officer of Davis Skaggs Investment Management, a division of SBFM and a managing director of Salomon Smith Barney. Mr. Goode has 18 years of experience with SBFM or its predecessors.

Management fee During the fiscal year ended November 30, 2001, the manager received a management fee of 0.50% of the fund's average daily net assets.

Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent") to render certain shareholder record keeping and accounting services.

Reinvestment of dividends

The fund is currently closed to investors except through reinvestment of dividends or distributions from the fund. The trustees may, upon 30 days' notice to shareholders, reopen the fund if the trustees determine the reopening to be in the best interests of the fund and its shareholders.

Exchanging shares


Smith Barney      Because the fund is not continuously offering shares, an
offers a          investor who exchanges shares of the fund will not be
distinctive       able to effect an exchange back into the fund. You should
family of funds   contact your broker-dealer, financial intermediary,
tailored to       financial institution or financial consultant (each called
help meet the     a "Service Agent") to exchange into other Smith Barney funds.
varying needs     Be sure to read the prospectus of the Smith Barney fund you
of both large     are exchanging into. An exchange is a taxable transaction.
and small         If an investor makes an exchange prior to the Maturity Date,
investors.        the investor may receive an amount less than the original
                  investment in the fund.

                  . You may exchange shares only for Class A shares of most Smith Barney funds.
                  . Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.
                  . You must meet the minimum investment amount for each fund (except for systematic investment plan changes).
                  . If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

--------------------------------------------------------------------------------
No additional     Shares acquired in the exchange will not be subject to an
sales charges     initial sales charge at the time of the exchange.
--------------------------------------------------------------------------------
By telephone      If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. To find out, call the transfer agent. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New
                  York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                  You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares


Generally         Contact your Service Agent to redeem shares of the fund.

                  If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                  If the shares are held by a fiduciary or corporation, other documents may be required.

                  Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days.

                  If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check and mailed to your address of record.

--------------------------------------------------------------------------------
By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                            Smith Barney Principal Return Fund
                              Security and Growth Fund
                            c/o PFPC Global Fund Services
                            P.O. Box 9699
                            Providence, RI 02940-9699

                  Your written request must provide the following:

                  .        The fund name and account number
                  .        The dollar amount or number of shares to be redeemed
                  .        Signatures of each owner exactly as the account is
                           registered


By telephone      If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
                  Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                  Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on electronic transfers (ACH).

Other things to know about share transactions

When you reinvest dividends, exchange or redeem shares, your request must be in good order. These same requirements would apply if the fund reopened to new investment purchases. This means you have provided the following information without which your request will not be processed:

..  Name of the fund
..  Account number
..  Dollar amount or number of shares to be exchanged or redeemed
..  Signature of each owner exactly as the account is registered

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees. To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions
.. Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemptions proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Share certificates. The fund does not issue share certificates.

 Dividends, distributions and taxes

Dividends The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

         ----------------------------------------------------------------------------------------------------------
         Transaction                                        Federal tax status

         Redemption or exchange of shares                   Usually  capital  gain  or  loss;  long-term  only  if
                                                            shares owned more than one year

         Long-term capital gain distributions               Long-term capital gain

         Short-term capital gain distributions              Ordinary income

         Dividends                                          Ordinary income
         ----------------------------------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


Share price


You may reinvest dividends, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

A fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Short-term investments maturing in 60 days or less are valued at amortized cost. Under the amortized cost method, an asset is valued by constantly amortizing over its remaining life the difference between the principal amount due at maturity and the cost of the instrument to the fund.

In order to redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Financial highlights

         The financial highlights tables are intended to help you understand the fund's financial performance for the past 5 years. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

For a share of capital stock outstanding throughout each year ended November 30.

---------------------------------------------------------------------------------------------------------------------------
Security and Growth Fund                                 2001        2000         1999        1998           1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $9.92       $9.56        $8.73       $10.12         $10.22
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
         Net investment income                           0.27        0.30         0.36        0.32           0.28
         Net realized and unrealized gain (loss)         0.68        3.85         0.78        (1.35)         1.40
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                      0.95        4.15         1.14        (1.03)         1.68
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
         Net investment income                           (0.29)      (0.39)       (0.31)      (0.28)         (0.03)
         Net realized gains                              (0.34)      (3.40)       --          (0.08)         (1.75)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.63)      (3.79)       (0.31)      (0.36)         (1.78)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $10.24      $9.92        $9.56       $8.73          $10.12
---------------------------------------------------------------------------------------------------------------------------
Total return                                             9.60%       43.74%       13.47%      (10.43)%       16.42%
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (millions)                       $100        $102         $89         $123           $204
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
         Expenses                                        0.97%       0.96%        0.92%       0.94%          0.92%
         Net investment income                           2.49        2.91         3.23        2.88           2.62
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  54%         55%          31%         23%            20%
---------------------------------------------------------------------------------------------------------------------------

Smith Barney Mutual Funds
Your Serious Money. Professionally Managed.(SM)

Security and Growth Fund
Investment portfolio of SMITH BARNEY PRINCIPAL RETURN FUND

ADDITIONAL INFORMATION

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent or by calling the fund at 1-800-451-2010 or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Visit our web site. Our web site is located at www.smithbarney.com

Information about the fund (including the statement of additional information) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "Commission") in Washington, D.C. In addition, information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc. (Investment Company Act file no. 811-05678) (FD-01103)(3/02)

PART B

                                 March 29, 2002

                       STATEMENT OF ADDITIONAL INFORMATION
                       Smith Barney Principal Return Fund
                            Security and Growth Fund

                              333 West 34th Street

                            New York, New York 10001
                                 (800) 451-2010

This Statement of Additional Information is not a prospectus. It supplements the information contained in the current Prospectus dated March 29, 2002, as amended or supplemented from time to time, about the Security and Growth Fund (the "fund"). The fund is an investment portfolio of Smith Barney Principal Return Fund (the "Trust"). This Statement of Additional Information is intended to provide more detailed information about the fund as well as matters already discussed in the Prospectus and therefore should be read in conjunction with the Prospectus.

The Prospectus may be obtained from any Service Agent (as defined on page 17) or by writing or calling the Trust at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

Shares of the fund are not currently being offered for sale to new investors. The net asset value per share of the fund prior to the maturity date can be expected to fluctuate substantially due to changes in prevailing interest rates that will affect the current value of the fund's holdings of zero coupon securities, as well as changes in the value of the fund's other holdings. Because the fund is not currently engaged in a continuous offering of shares, it is not benefiting from an inflow of new capital. In addition, because the fund may experience redemptions and capital losses prior to the maturity date (or in preparation for the fund's liquidation at the maturity date) and will pay dividends and distributions in cash to shareholders who so elect, a diminution of its assets resulting from losses, redemptions and dividends and distributions paid in cash could make the fund's investment objectives unachievable; thus the accomplishment of the fund's investment objectives with respect to remaining shareholders that reinvest dividends and distributions could depend in part on the investment decisions of other shareholders.

CONTENTS

Trustees and Executive Officers of the Trust ................................  2
Investment Objectives and Management Policies ...............................  5
Risk Factors ................................................................ 13
Investment Restrictions ..................................................... 15
Purchase, Redemption and Exchange of Shares ................................. 17
Portfolio Turnover .......................................................... 20
Portfolio Transactions ...................................................... 20
Determination of Net Asset Value ............................................ 22
Taxes ....................................................................... 23
Performance Information ..................................................... 27
Investment Management and Other Services .................................... 29
Other Information About the Trust ........................................... 31
Financial Statements ........................................................ 32

                  TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

Overall responsibility for management and supervision of the Trust rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Trust, including agreements with the Trust's investment manager, distributor, custodian, transfer agent and sub-transfer agent. The day-to-day operations of the Trust are delegated to the Trust's investment manager, Smith Barney Fund Management LLC (the "Manager").

The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations for the past five years and their ages, are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated two asterisks.

------------------------------------------------------------------------------------------------------------------------------------
                                  Position(s)     Term of                                    Number of        Other Directorships
                                   Held with       Office       Principal Occupation(s)      Investment         Held by Director
                                     Fund           and           During Past 5 Years        Companies
                                                   Length                                      in Fund
                                                  of Time                                     Complex
     Name, Address, and                            Served*                                    Overseen
             Age                                                                                 by
                                                                                              Director
------------------------------------------------------------------------------------------------------------------------------------
       NON-INTERESTED
          DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Paul Ades                           Trustee         1988      Partner in the law firm of         5                  None
181 West Main Street                                               Paul R. Ades, LLC
Suite C, P.O. Box 790,
Babylon, New York 11702
Age 61
------------------------------------------------------------------------------------------------------------------------------------
Herbert Barg                        Trustee         1994                Retired                  16                 None
1460 Drayton Lane
Wynnewood, PA 19096
Age 78
------------------------------------------------------------------------------------------------------------------------------------
Dwight B. Crane                     Trustee         1986     Professor - Harvard Business        23                 None
Harvard Business School                                          School; Self-Employed
Soldiers Field                                                        Consultant
Morgan Hall #375
Boston, MA 02163
Age 64
------------------------------------------------------------------------------------------------------------------------------------
Frank Hubbard                       Trustee       1994            President of Avatar            5                  None
87 Whittredge Road Summit;                                    International Inc.; Former
New Jersey 07901                                                Vice President of S & S
Age 64                                                                Industries
------------------------------------------------------------------------------------------------------------------------------------
Jerome Miller                       Trustee         1995                Retired                  5                  None
27 Hemlock Road
Manhassett, New York 11030
Age 63
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Ken Miller                          Trustee         1988       President of Young Stuff          5                  None
1407 Broadway                                                     Apparel Group, Inc.
6th Floor
New York, New York 10018
Age 60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Heath B. McLendon **               Trustee/         1986     Managing Director of Salomon        74                 None
Salomon Smith Barney               Chairman                      Smith Barney ("SSB");
125 Broad Street                                               President and Director of
New York, NY  10004                                            the Manager and Travelers
Age 68                                                          Investment Adviser, Inc
                                                               ("TIA"); Director of The
                                                                 Travelers Investment
                                                                  Management Company
------------------------------------------------------------------------------------------------------------------------------------

* Trustees are elected until the Company's next annual meeting and until their successors are elected and qualified.

** Mr. McLendon is a trustee who is an "interested person" of the Company as defined in the 1940 Act because Mr. McLendon is an officer of SBFM and its affiliates.


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

John G. Goode                   Vice President      1995       Managing Director of SSB,        N/A                  N/A
1 Sansome Street                and Investment                    President and Chief
Suite 3850                          Officer                   Investment Officer of Davis
San Francisco, California                                          Skaggs Investment
94104                                                          Management, a division of
Age 57                                                                the Manager
------------------------------------------------------------------------------------------------------------------------------------
Lewis E. Daidone                  Senior Vice       1993       Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney Inc.          President                   Director and Senior Vice
125 Broad Street                 and Treasurer               President of the Manager and
New York, NY 10004                                                        TIA
Age 44
------------------------------------------------------------------------------------------------------------------------------------
Paul Brook                        Controller        1998       Director of SSB; Managing        N/A                  N/A
Salomon Smith Barney Inc.                                       Director of AMT Capital
125 Broad Street                                               1997-1998; Prior to 1997
New York, NY 10004                                            Partner, Ernst & Young, LLP
Age 48
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Christina T. Sydor                 Secretary        1993       Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney Inc.                                         General Counsel and
300 First Stamford Place                                     Secretary of the Manager
Stamford, CT 06902                                                     and TIA
Age 51
------------------------------------------------------------------------------------------------------------------------------------


Each Trustee also serves as a trustee, general partner and/or director of other mutual funds for which Salomon Smith Barney serves as a distributor. As of March 18, 2002, Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

As of March 18, 2002, to the knowledge of the Trust and the Trustees, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the fund.

The following table shows the amount of equity securities owned by the Trustees in the Funds and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2001:


----------------------------------------------------------------------------------------------------------------------
                                                                                Aggregate Dollar
----------------------------------------------------------------------------------------------------------------------
                                                                                Range of Equity Securities in All
                                         Dollar Range of Equity Securities      Investment Companies Associated with
Name of Trustee                          Owned in Fund                          Citigroup Overseen by the Trustee

----------------------------------------------------------------------------------------------------------------------
Interested Trustee
----------------------------------------------------------------------------------------------------------------------
Heath McLendon                           $1 - $10,000                           Over $100,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
----------------------------------------------------------------------------------------------------------------------
Paul R. Ades                             None                                   Over $100,000
----------------------------------------------------------------------------------------------------------------------
Herbert Barg                             None                                   None
----------------------------------------------------------------------------------------------------------------------
Dwight B. Crane                          None                                   Over $100,000
----------------------------------------------------------------------------------------------------------------------
Frank G. Hubbard                         None                                   $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
Jerome H. Miller                         None                                   $1 - $10,000
----------------------------------------------------------------------------------------------------------------------
Ken Miller                               None                                   $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------

None of the disinterested Trustees nor their family members had any interest in the Manager, Salomon Smith Barney, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or Salomon Smith Barney as of December 31, 2001.

No director, officer or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the Trust for serving as an officer or Trustee. The Trust pays each Trustee who is not a director, officer or employee of Salomon Smith Barney or any of its affiliates a fee of $2,000 per annum plus $500 per meeting attended and reimburses them for travel and out-of-pocket expenses. Travel and out of pocket expenses totaled $6,096 for the calendar year ended December 31, 2001.

The following table shows the compensation paid by the Trust to each trustee during the Trust's last fiscal year and the total compensation paid by the Smith Barney Mutual Funds complex for the calendar year ended December 31, 2001. None of the officers of the Trust received any compensation from the Trust for such period. The Trust does not pay retirement benefits to its Directors and officers. Officers and interested Directors of the Trust are compensated by Salomon Smith Barney.

  ------------------------------------------------------------------------------------------------------------------
                                                                        Aggregate
                                            Aggregate                 Compensation         Number of Funds for Which
                                            Compensation          from the Smith Barney    Director Serves Within
  Trustee                                   from the Trust*             Mutual Funds       Fund Complex
  ------------------------------------------------------------------------------------------------------------------

  Paul R. Ades                                $3,033                    $52,500                     5
  -------------------------------------------------------------------------------------------------------------------
  Herbert Barg                                 3,042                    114,000                    16
  -------------------------------------------------------------------------------------------------------------------
  Dwight B. Crane                              3,033                    141,650                    24
  -------------------------------------------------------------------------------------------------------------------
  Frank G. Hubbard                             3,033                     52,400                     5
  -------------------------------------------------------------------------------------------------------------------
  Heath B. McLendon                             ---                       ---                      77
  -------------------------------------------------------------------------------------------------------------------
  Jerome H. Miller                             2,750                     47,675                     5
  -------------------------------------------------------------------------------------------------------------------
  Ken Miller                                   3,033                     52,200                     5
  -------------------------------------------------------------------------------------------------------------------

*Trustee emeritus. Upon attainment of age 80, Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trust together with reasonable out-of-pocket expenses for each meeting attended. During the Trust's last fiscal year aggregate compensation paid by the Trust to trustees emeritus totaled $211.

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

General The Prospectus discusses the investment objectives of the fund and the policies to be employed to achieve those objectives. The fund is an open-end, diversified management investment company under the 1940 Act.

Security and Growth Fund seeks (a) to return to each shareholder on August 31, 2005 (the "Maturity Date") the principal amount of the shareholder's original investment (including any sales charge paid) through investment of a portion of its assets in zero coupon securities ("Repayment Objective") and (b) to the extent consistent with that objective, to provide long-term appreciation of capital through investment of the balance of its assets primarily in equity securities. There can be no assurance that the fund's investment objectives will be achieved.

Set forth below is supplemental information concerning certain of the securities and other instruments in which the fund may invest, the investment policies and portfolio strategies that the fund may utilize and certain risks involved with those investments, policies and strategies.

Operation of the fund As of February 28, 2002, zero coupon securities represented approximately 38.4% of the fund's net assets, with the balance of the fund's net assets invested in equity securities and other securities as described below. The fund's zero coupon securities will mature within one year before the Maturity Date and their aggregate stated principal amount is expected to be sufficient to meet the Repayment Objective; the fund will not receive any payments with respect to a zero coupon security prior to the maturity of that security. The fund may hold zero coupon securities in excess of those required to meet the Repayment Objective to the extent the Manager deems appropriate. As the fund's zero coupon securities mature, the proceeds will be invested in direct obligations of the United States government with remaining maturities of one year or less and, in any case, maturing on or prior to the Maturity Date. By the Maturity

Date, the fund's remaining equity investments will be sold and other investments will mature, the liabilities of the fund will be discharged or provision made therefor, the fund's shares will be mandatorily redeemed and, within seven days thereafter, the proceeds will be distributed to shareholders and the fund's existence thereafter will be terminated. These arrangements may require the disposition of the fund's equity securities at a time when it is otherwise disadvantageous to do so and may involve selling securities at a substantial loss. On a continuous basis and as the maturity date of the fund approaches, the Board of Trustees will consider the intended liquidation and termination of the fund together with other factors and determine whether liquidation and termination or such other action as it deems appropriate is in the best interests of the Trust and its shareholders. The estimated expenses of liquidation and termination of the fund will be accrued ratably over the entire term of the fund and will be charged to income. These expenses are not expected to affect materially the ordinary annual operating expenses of the fund and, accordingly, should have no effect on the fund's ability to meet the Repayment Objective.

The fund may satisfy redemption requests and cash payments of dividends and distributions by liquidating a portion of its holdings of zero coupon securities, as well as other investments, provided the fund would have sufficient zero coupon securities remaining to meet the Repayment Objective.

Thus, the fund's portfolio may be visualized as consisting of two portions: one, its zero coupon securities, which are expected to increase in value by reason of accretion of interest to equal at maturity an amount sufficient to meet the Repayment Objective; the other, its equity securities and all other investments, which represent a variable portion of the fund's assets depending on the performance of those investments, the fund's expenses, the level of dividend reinvestment and the level of redemptions over time. In order to facilitate management of the fund's portfolios, shareholders are urged to reinvest dividends and distributions in additional shares; these amounts will be paid in cash only at the specific election of a shareholder.

FIXED INCOME SECURITIES

Zero coupon securities A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the United States government or one of its agencies or instrumentalities ("U.S. government securities") or issued by private corporate issuers. The fund, however, invests only in zero coupon securities that are direct obligations of the United States Treasury. The discount from face value at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates and the liquidity of the security. Because the discount from face value is known at the time of investment, investors holding zero coupon securities until maturity know the total amount of their investment return at the time of investment. In contrast, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on reinvestments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon and interest-paying securities, there is no reinvestment risk on the principal amount of the investment.

There are currently two basic types of zero coupon securities, those created by separating the interest and principal components of a previously issued interest-paying security and those originally issued in the form of a face value only security paying no interest. Zero coupon securities of the U.S. government and certain of its agencies and instrumentalities and of private corporate issuers are currently available, although the fund will purchase only those that represent direct obligations of the government.

Zero coupon securities of the U.S. government that are currently available are called Separate Trading of Registered Interest and Principal of Securities ("STRIPS") or Coupon Under Book-Entry Safekeeping ("CUBES"). STRIPS and CUBES are issued under programs introduced by the United States Treasury and are direct obligations of the U.S. government. The U.S. government does not issue zero coupon securities directly. The STRIPS program which is ongoing, is designed to facilitate the secondary market stripping of selected treasury notes and bonds into individual interest and principal components. Under the program, the United States Treasury continues to sell its notes and bonds through its customary auction process. However, a purchaser of those notes and bonds who has access to a book-entry account at a Federal Reserve Bank (the "Federal Reserve") may separate the specified treasury notes and bonds into individual interest and principal components. The selected treasury securities may thereafter be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments. The Federal Reserve does not charge a fee for this service, but the book-entry transfer of interest or principal components is subject to the same fee schedule applicable to the transfer of treasury securities.

Under the program, in order for a book-entry treasury security to be separated into its component parts, the face amount of the security must be an amount which, based on the stated interest rate of the security, will produce a semi-annual interest payment of $1,000 or a multiple of $1,000. Once a book-entry security has been separated, each interest and principal component may be maintained and transferred in multiples of $1,000 regardless of the face value initially required for separation of the resulting amount required for each interest payment.

CUBES, like STRIPS, are direct obligations of the U.S. government. CUBES are coupons that have previously been physically stripped from treasury notes and bonds, but which were deposited with the Federal Reserve and are now carried and transferable in book-entry form only. Only stripped treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program. Investment banks may also strip treasury securities and sell them under proprietary names. These securities may not be as liquid as STRIPS and CUBES and the fund have no present intention of investing in these instruments.

STRIPS and CUBES are purchased at a discount from $1,000. Absent a default by the United States government, a purchaser will receive face value for each of the STRIPS and CUBES provided that the STRIPS and CUBES are held to their due date. While STRIPS and CUBES can be purchased on any business day, they all currently come due on February 15, May 15, August 15 or November 15 in any given year.

Convertible securities Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Preferred stock Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

U.S. government securities U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Federal Financing Bank, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, Resolution Trust Corporation, District of Columbia Armory Board, Student Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Because the United States government is not obligated by law to provide support to an instrumentality it sponsors, the fund will invest in obligations issued by such an instrumentality only if the Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

EQUITY SECURITIES

Although the Manager anticipates that the fund's non-zero coupon security portfolio primarily will be invested in small- to medium-sized companies, it may also be invested in the equity securities of larger, established companies the Manager determines present particular opportunities for capital growth.

Under normal market conditions, the bulk of the fund's non-zero coupon security portfolio consists of common stocks, but it also may contain other equity securities, including preferred stocks and debt securities convertible into common stocks. Preferred securities and convertible securities will be selected on the basis of their equity characteristics. Ratings by statistical rating organizations generally will not be a factor in the selection process.

Common Stocks The fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, after dividend payments to preferred stockholders. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Warrants A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period. Because a warrant does not carry with it the right to dividends or voting rights with respect to securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised by its expiration date.

Foreign securities The fund may invest up to 10% of its net assets in securities of foreign issuers. Investing in foreign securities involves certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of restrictions or prohibitions on the repatriation of foreign currencies or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and, typically, the lack of uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, the possibility exists of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund including the withholding of dividends.

INVESTMENT TECHNIQUES

Lending of Portfolio Securities Consistent with applicable regulatory requirements, the fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend its portfolio securities to Salomon Smith Barney or its affiliates unless it has applied for and received specific authority from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or U.S. government securities which will be maintained at all times in an amount equal to at least 100% of the current market value (determined by marking to market daily) of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with Salomon Smith Barney, and which is acting as a "finder." In lending its securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The following conditions must be met whenever the fund's portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities or letters of credit from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be gained from such loans would justify the risk.

Temporary defensive investing The fund may hold at any time up to 10% of the value of its assets in cash and money market instruments in order to cover the fund's expenses, anticipated redemptions, cash payments of dividends and distributions and to meet settlement requirements for securities. In addition, when the Manager believes that, with respect to its equity portfolio, a temporary defensive investment posture is warranted, the fund may invest without limitation in cash and money market instruments. To the extent it holds cash or invests in money market instruments, the fund will not achieve its investment objective of long-term appreciation of capital. Money market instruments in which the fund may invest are: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $500 million); commercial paper rated no lower than A-2 by Standard & Poor's Rating Group or Prime-2 by Moody's Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements. At no time will the fund's investments in bank obligations, including time deposits, exceed 25% of its assets. In addition, the fund will not invest in time deposits maturing in more than seven days if, as a result, its holdings of those time deposits would exceed 5% of the fund's net assets.

The fund will invest in an obligation of a foreign bank or foreign branch of a United States bank only if the Manager determines that the obligation presents minimal credit risks. Obligations of foreign banks or foreign branches of United States banks in which the fund will invest may be traded in the United States or outside the United States, but will be denominated in U.S. dollars. These obligations entail risks that are different from those of investments in obligations of United States banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements as apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

U.S. government securities in which the fund may invest include: direct obligations of the United States Treasury, and obligations issued or guaranteed by the United States government, its agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States; instruments that are supported by the right of the issuer to borrow from the United States Treasury; and instruments that are supported solely by the credit of the instrumentality.

Repurchase agreements The fund may engage in repurchase agreement transactions with certain banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price on an agreed upon date. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be monitored on an ongoing basis by the Manager to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Manager also will review on an ongoing basis the creditworthiness of those banks and dealers with which the fund may enter into repurchase agreements to evaluate the potential risks. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

DERIVATIVES

Covered option writing The fund may write covered call options with respect to its portfolio securities. The fund realizes a fee (referred to as a "premium") for granting the rights evidenced by the options. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the fund has the right to purchase from the fund the underlying security owned by the fund at the agreed-upon price for a specified time period.

Upon the exercise of a call option written by the fund, the fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the fund's cost of the security, less the premium received for writing the option. The fund will write only covered options with respect to its portfolio securities. Accordingly, whenever the fund writes a call option on its securities, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to sell the underlying security if a call option is exercised, the fund will either (a) segregate cash, or equity and debt securities of any grade provided such securities have been determined by the Manager to be liquid and unencumbered pursuant to guidelines established by the Trustees ("eligible segregated assets") having a value at least equal to the value of the underlying securities or (b) continue to own an equivalent number of shares of the security or of calls of the same "series" (that is, calls on the same underlying security) with exercise prices equal to or less than those it has written (or, if the exercise prices of the calls it holds are more than the exercise prices of those it has written, it will segregate the difference).

The fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder's exercise of an option the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as a result of the transaction. There can be no assurances that the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the fund ordinarily will write options only if a secondary market for the options exists on domestic securities exchanges or in the over-the-counter market.

The fund may also, for hedging purposes, purchase put options on securities traded on national securities exchanges as well as in the over-the-counter market. The fund may purchase put options on particular securities in order to protect against a decline in the market value of the underlying securities below the exercise price less the premium paid for the option. Put options on individual securities are intended to protect against declines in market value which occur prior to the option's expiration date. Prior to expiration, most options may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction cost.

The fund may purchase options in the over-the-counter market ("OTC options") to the same extent it may engage in transactions in exchange traded options. OTC options differ from exchange traded options in that they are negotiated individually and terms of the contract are not standardized as in the case of exchange traded options. Moreover, because there is no clearing corporation involved in an OTC option, there is a risk of non-performance by the counterparty to the option. However, OTC options are generally much more available for securities in a wider range of expiration dates and exercise prices than exchange traded options. It is the current position of the staff of the SEC that OTC options (and securities underlying the OTC options) are illiquid securities. Accordingly, the fund will treat OTC options as subject to the fund's limitation on illiquid securities until such time as there is a change in the SEC's position.

Options on stock indexes The fund may, for hedging purposes only, write call options and purchase put options on broad based domestic stock indexes and enter into closing transactions with respect to such options. Options on stock indexes are similar to options on securities except that, rather than having the right to take or make delivery of stock at the specified exercise price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is "in the money," i.e., the closing level of the index is higher than the exercise price of the option. This amount of cash is equal to the difference between the closing level of the index and the exercise price of the option, expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally rather than price movements in the individual stocks.

The effectiveness of purchasing and writing puts and calls on stock index options depends to a large extent on the ability of the Manager to predict the price movement of the stock index selected. Therefore, whether the fund realizes a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally. Additionally, because exercises of index options are settled in cash, a call writer such as the fund cannot determine the amount of the settlement obligations in advance and it cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. When the fund has written the call, there is also a risk that the market may decline between the time the fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the fund is able to exercise the closing transaction with respect to the securities it holds.

Futures contracts and options on futures contracts A futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified security at a specified price, date, time and place. The fund may enter into futures contracts to sell securities when the Manager believes the value of the fund's securities will decrease. An option on a futures contract, as contrasted with the direct investment in a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of the option the right to enter into a futures contract to buy and obligates the writer to enter into a futures contract to sell the underlying securities. A put option gives a purchaser the right to sell and obligates the writer to buy the underlying contract. The fund may enter into futures contracts to purchase securities when the Manager anticipates purchasing the underlying securities and believes prices will rise before the purchases will be made. When the fund enters into a futures contract to purchase an underlying security, an amount of eligible segregated assets, equal to the market value of the contract, will be segregated to collateralize the position, thereby insuring that the use of the contract is unleveraged. The fund will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on a U.S. exchange or board of trade.

                                  RISK FACTORS

Zero coupon securities Zero coupon securities of the type held by the fund can be sold prior to their due date in the secondary market at their then prevailing market value which, depending on prevailing levels of interest rates and the time remaining to maturity, may be more or less than their value based solely on the amount due at maturity and accretion of interest to date. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the fund may fluctuate over a greater range than shares of other mutual funds that invest in U.S. government securities having similar maturities and yields but that make current distributions of interest. The current net asset value of the fund attributable to zero coupon securities and other debt instruments held by the fund generally will vary inversely with changes in prevailing interest rates.

As a series of an open-end investment company, the fund is required to redeem its shares upon the request of any shareholder at the net asset value next determined after receipt of the request. However, because of the price volatility of zero coupon securities prior to maturity, a shareholder who redeems shares prior to the Maturity Date may realize an amount that is greater or less than the purchase price of those shares, including any sales charge paid. Although shares redeemed prior to the Maturity Date would no longer be subject to the possible achievement of the Repayment Objective, the amount originally invested in shares not redeemed would remain subject to the possible achievement of the Repayment Objective, provided dividends and distributions with respect to these shares are reinvested. Thus, if the fund is successful in achieving the Repayment Objective, the holder of those remaining shares plus shares acquired through reinvestment of dividends and distributions thereon ("Remaining Shares") would receive at the Maturity Date an amount that equals or exceeds the purchase price of those shares. Nonetheless, the amount received on the Maturity Date in respect of Remaining Shares, when combined with the amount received in respect of shares redeemed prior to the Maturity Date, may be more or less than the aggregate purchase price of all shares purchased.

Each year the fund will be required to accrue an increasing amount of income on its zero coupon securities utilizing the effective interest method. To maintain its tax status as a pass-through entity and also to avoid imposition of income and excise taxes, however, the fund will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income on its zero coupon securities for which it receives no payments in cash prior to their maturity. Dividends of the fund's net investment income and distributions of its short-term capital gains will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares. See "Taxes." However, a shareholder who elects to receive dividends and distributions in cash, instead of reinvesting these amounts in additional shares of the fund, may realize an amount that is less or greater than the entire amount originally invested.

Smaller and medium sized companies Securities of smaller and medium sized companies (companies with a capitalization of less than $1 billion) may be subject to limited liquidity and more volatility which could result in significant fluctuations in the price of their shares.

Operational risk In order to generate sufficient cash to meet distribution requirements and other operational needs and to redeem its shares on request, the fund may be required to limit reinvestment of capital on the disposition of its non-zero coupon securities and may be required to liquidate some or all of its non-zero coupon securities over time. The fund may be required to effect these liquidations at a time when it is otherwise disadvantageous to do so. If the fund realizes capital losses on dispositions of non-zero coupon securities that are not offset by capital gains on the disposition of other such securities, the fund may be required to liquidate a disproportionate amount of its zero coupon securities or borrow money, in an amount not exceeding 33-1/3% of the fund's total assets, to satisfy the distribution and redemption requirements described above. The liquidation of zero coupon securities and the expenses associated with borrowing money in these circumstances could render the fund unable to meet the Repayment Objective.

Derivative instruments In accordance with its investment policies, the fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Leverage and associated price volatility: Leverage causes increased volatility
----------------------------------------
in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Liquidity and valuation risk: Many derivative instruments are traded in
----------------------------
institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund's restrictions on illiquid investments.

Futures contracts and related options. The fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities move in an unanticipated manner. In addition, changes in the value of the fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to the Manager's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may be closed out only by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and, as a result of daily price fluctuation limits, there can be no assurance the offsetting transaction could be entered into at an advantageous price at a particular time. Consequently, the fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

                             INVESTMENT RESTRICTIONS

These investment restrictions have been adopted by the Trust as fundamental policies. Under the 1940 Act, the fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the fund, as defined in the 1940 Act. "Majority" means the lesser of (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Under the investment restrictions adopted by the Trust on behalf of the fund:

1. The fund will not invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2. The fund will not borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33-1/3% of the value of the fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3. The fund will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

4. The fund will invest no more than 25% of the value of its total assets in securities the issuers of which conduct their principal business activities in the same industry. For the purpose of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

5. The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in disposing of its portfolio securities.

6. The fund will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

7. The fund will not issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Nonfundamental restrictions The following investment restrictions may be changed by a vote of a majority of the Board of Trustees at any time.

1.   The fund will not sell securities short.

2. The fund will not purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities.

3. The fund will not invest in oil, gas, mineral leases or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

4. The fund will not write or sell put options, call options, straddles or combinations of those options, except that the fund may write covered call options with respect to its portfolio securities and may, for hedging purposes only, (i) write call options and purchase put options on broad-based domestic stock indexes and enter into closing transactions with respect to such options; and (ii) write or purchase options on futures contracts.

5. The fund will not purchase any security, except U.S. government securities, if as a result of the purchase, the fund would then have more than 5% of its total assets invested in securities of companies (including predecessor companies) that have been in continuous operation for fewer than three years. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which may have less than three years of continuous operation or relevant business experience.)

6. The fund will not make investments for the purpose of exercising control or management of any other issuer.

7. The fund will not invest in warrants, if as a result, more than 2% of the value of the fund's net assets would be invested in warrants that are not listed on a recognized United States stock exchange, or more than 5% of the fund's net assets would be invested in warrants regardless of whether they are listed on such an exchange.

8. The fund will not invest in time deposits maturing in more than seven days, enter into repurchase agreements having a duration of more than seven days, or purchase instruments lacking readily available market quotations ("illiquid instruments"), if as a result of the purchase the fund's aggregate holdings of illiquid instruments exceed 10% of the fund's net assets.

The Trust may make commitments more restrictive than the restrictions listed above so as to permit the sale of its shares in certain states. Should the Trust determine that any commitment is no longer in the best interests of the Trust and its shareholders, the Trust will revoke the commitment by terminating the sale of shares in the relevant state. The percentage limitations set forth above apply at the time of purchase of securities.

                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

PURCHASE OF SHARES

Shares of the fund are not currently being offered for sale to new investors, although the fund, upon at least 30 days' notice to shareholders, may commence a continuous offering if the Trustees determine it to be in the best interests of the fund and its shareholders.

WRITTEN REDEMPTION REQUESTS

The Trust is required to redeem shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value per share next determined.

The fund normally transmits redemption proceeds for credit to the shareholder's account at a broker-dealer, financial intermediary or financial institution (each called a "Service Agent"), at no charge within three days after receipt of proper tender except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to the fund. Shares other than those held by Salomon Smith Barney as a custodian may be redeemed through an investor's Service Agent, by submitting a written request for redemption to:

         Smith Barney Principal Return Fund
Security and Growth Fund
         c/o PFPC Global Fund Services
         P.O. Box 9699
         Providence, RI 02940-9699

A written redemption request must (a) state the number or dollar amount of shares to be redeemed, (b) identify the fund from which the shares are to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Written requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Trust's transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed to be properly received until the Trust's transfer agent receives all required documents in proper form.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that the disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in the fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be legally sold. Prior to any exchange, the investor should obtain and review a copy of the then current prospectus of the fund into which an exchange is being made. Prospectuses may be obtained from a Service Agent. A shareholder who has redeemed shares of the fund, through the exchange privilege or otherwise, will not be able to purchase new shares of the fund. Also, it is not permitted to exchange into the fund from another fund.

Upon receipt of proper instructions and all necessary supporting documents in proper form, shares submitted for exchange are redeemed at the then current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired with such shares being subject to any applicable contingent deferred sales charge. If the account registration of the shares of the fund being acquired is identical to the registration of shares of the fund exchanged, no signature guarantee is required. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. The Trust reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Except as otherwise noted below, shares of the fund may be exchanged at the net asset value next determined for Class A shares in any of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of fund shares are subject to minimum investment requirements and to the other requirements of the Smith Barney fund into which exchanges are made. Shareholders of the fund who wish to exchange all or a portion of their shares for Class A shares in any of the Smith Barney funds may do so without imposition of any charge. Certain shareholders may be able to exchange shares by telephone. See "Telephone Redemption and Exchange Program."

Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Excessive transactions Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, in its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

General Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact Travelers Bank & Trust fsb (the "transfer agent") at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request.

Redemptions Redemption requests of up to $50,000 of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

Additional information regarding the telephone redemption and exchange program Neither the Trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Trust reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a change for this service at any time following at least seven days' prior notice to shareholders.

Redemptions in kind If the Trust's Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders to make a redemption payment wholly in cash, the fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the fund's net assets by distribution in kind of securities from the fund's portfolio in lieu of cash in conformity with SEC rules. Portfolio securities distributed in a redemption in kind will be readily marketable, although a shareholder that receives a distribution in kind of securities may incur transaction costs in the disposition of those securities and could experience a loss on the securities between the time of such distribution and such disposition.

                               PORTFOLIO TURNOVER

General The fund does not intend to seek profits through short-term trading of its securities. Nevertheless, the fund will not consider portfolio turnover rate a limiting factor in making investment decisions. The fund cannot accurately predict its portfolio turnover rates, but anticipates that its annual turnover rate will generally not exceed 60%. The turnover rate would be 100% if all of the fund's securities included in the computation of turnover were replaced once during a period of one year. The fund's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. For the fiscal years ended November 30, 2001 and 2000, the fund's portfolio turnover rates were as follows:

-----------------------------------------------------------------------
                                            2001            2000
-----------------------------------------------------------------------
Security and Growth Fund                    54%             55%
-----------------------------------------------------------------------


                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the fund are made by the Manager, subject to the overall review of the Board of Trustees. Although investment decisions for the fund are made independently from those of the other accounts managed by the Manager, investments of the type made by the fund also may be made by those accounts. When the fund and one or more other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. During the fiscal year 2001, the total amount of commissionable transactions was $81,801,688 of which $1,778,675 (2.23%) was directed to Salomon Smith Barney and $78,023,013 (97.77%) was directed to other brokers. The following table sets forth certain information regarding the fund's payment of brokerage commissions:

                                                           ------------------- ------------------
                                                           Fiscal Year Ended   Security and
                                                           November 30         Growth Fund
---------------------------------------------------------- ------------------- ------------------

Total Brokerage Commissions                                       1999         $132,987
                                                                  2000         $247,385
                                                                  2001         $246,224
---------------------------------------------------------- ------------------- ------------------
Total Brokerage Commissions paid to Salomon Smith Barney          1999         $2,100
                                                                  2000         $10,236
                                                                  2001         $4,170
---------------------------------------------------------- ------------------- ------------------

% of Total  Brokerage  Commissions  paid to Salomon Smith         1999         1.6%
Barney                                                            2000         4.1%
                                                                  2001         1.7%
---------------------------------------------------------- ------------------- ------------------

% of  Total  Transaction  involving  Commissions                  1999         1.0%
---------------------------------------------------------- ------------------- ------------------

---------------------------------------------------------- ------------------- ------------------
paid to Salomon Smith Barney                                      2000         2.3%
                                                                  2001         2.2%
---------------------------------------------------------- ------------------- ------------------

The Manager seeks the best overall terms available in selecting brokers or dealers to execute transactions on behalf of the fund. In assessing the best overall terms available for any transaction the Manager will consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Manager is authorized in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or other accounts over which the Manager or its affiliates exercise investment discretion. The fees under the fund's advisory agreements are not reduced by reason of the Manager receiving brokerage and research services. For the fiscal year ended November 30, 2001, the fund directed brokerage transactions totaling approximately $17,033 to brokers because of research services provided. The Board of Trustees will periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 under the 1940 Act, the Trust's Board of Trustees has determined that transactions for the fund may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of the Manager, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in the transaction, the affiliated broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under the rules adopted by the SEC, Salomon Smith Barney may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the fund of the aggregate compensation it earned on such transactions.

                        DETERMINATION OF NET ASSET VALUE

When calculated The fund's net asset value is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when Christmas falls on a Saturday or Sunday. On those days, securities held by the fund may nevertheless be actively traded, and the value of the fund's shares could be significantly affected.

Valuation Generally, the fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Board of Trustees. Securities that are primarily traded on non-U.S. exchanges are generally valued at the preceding closing values of the securities on their respective exchanges, except that when an occurrence subsequent to the time that a non-U.S. security is valued is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a U.S. or non-U.S. stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Unlisted non-U.S. securities are valued at the mean between the last available bid and offer price prior to the time of valuation. U.S. over-the-counter securities will be valued on the basis of the bid price at the close of business on each day. Any assets or liabilities initially expressed in terms of non-U.S. currencies will be converted into U.S. dollar values based on a formula prescribed by the Trust or, if the information required by the formula is unavailable, as determined in good faith by the Board of Trustees. Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost (which involves valuing an investment at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board of Trustees determines that amortized cost reflects the fair value of the investment. In carrying out the Board's valuation policies, the Manager may consult with an independent pricing service retained by the Trust.

                                      TAXES

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Fund and Its Investments
----------------------------

The fund intends to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and 90% of its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

The Code imposes a 4% nondeductible excise tax on the fund to the extent the fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund will invest in zero coupon securities having an original issue discount (that is, the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, the fund will be required to accrue as income a portion of this original issue discount even though the fund will receive no cash payment of interest with respect to these securities. In addition, if the fund acquires a security after its initial issuance at a discount that resulted from fluctuations in prevailing interest rates ("market discount"), the fund may elect to include in income each year a portion of this market discount.

The fund will be required to distribute substantially all of its income (including accrued original issue and recognized market discount) in order to qualify for "pass-through" federal income tax treatment and also in order to avoid the imposition of 4% excise tax referred to above. Therefore, the fund may be required in some years to distribute an amount greater than the total cash income the fund actually receives. In order to make the required distribution in such a year, the fund may be required to borrow or to liquidate securities. The amount of cash that the fund would have to distribute, and thus the degree to which securities would need to be liquidated or borrowing made would depend upon the number of shareholders who chose not to have their dividends reinvested.

The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund's investment in Section 1256 contracts, such as regulated futures contracts, most foward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Foreign Investments Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes they pay as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

Passive Foreign Investment Companies If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The fund currently expects to distribute any excess annually to its shareholders. However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Backup Withholding The fund may be required to withhold, for United States federal income tax purposes, 30% of the dividends and distributions payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation
--------------

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                             PERFORMANCE INFORMATION

From time to time, the Trust may quote the fund's performance in terms of its total return in reports or other communications to shareholders. The fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses.

Average annual total return The fund's "average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1 +T)/n/ = ERV

Where:
P =      a hypothetical initial payment of $1,000
T =      average annual total return
n =      number of years
ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

 The fund's average annual total returns were as follows for the fiscal year ended November 30, 2001:

----------------- --------------- --------------- --------------- --------------
1-Year            5-Year          10-Year             Since          Date of
                                                    Inception       Inception
----------------- --------------- --------------- --------------- --------------
9.60%             13.27%          N/A             12.86%          03/30/95
----------------- --------------- --------------- --------------- --------------

This table assumes imposition of the maximum sales charge at the end of the inception date period only (because the sales charge was only applicable during the initial offering period), redemption of shares at the end of the period, and reinvestment of distributions and dividends.

From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

         Average Annual Total Return (After Taxes on Distributions)

         P(1 + T)/n/ = ATV\D\

         Where:   P        =     a hypothetical initial payment of $1,000.
                  T        =     average annual total return (after taxes on
                                 distributions).
                  n        =     number of years.
                  ATV\D\   =     ending value of a hypothetical $1,000
                                 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

         Average Annual Total Return (After Taxes on Distributions and Redemptions)


         P(1 + T)/n/ = ATV\DR\

         Where:   P        =     a hypothetical initial payment of $1,000.
                  T        =     average annual total return (after taxes on
                                 distributions and redemption).
                  n        =     number of years.
                  ATV\DR\  =     ending value of a hypothetical $1,000
                                 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment adviser The Manager, at 333 West 34/th/ Street, New York, New York 10001, serves as the fund's investment adviser under the terms of a written agreement with the fund (the "Advisory Agreement"). The Manager is a wholly owned subsidiary of Citigroup.

The Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Trustees of the fund's Board with such independent trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Advisory Agreement, the Board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the Manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or the Manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

The Advisory Agreement for the fund was last approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or Salomon Smith Barney on July 26, 2001. The Manager pays the salaries of all officers and employees who are employed by both it and the Trust and maintains office facilities for the Trust. The Manager bears all expenses in connection with the performance of its services under the Advisory Agreement.

As compensation for investment advisory services rendered the fund pays the Manager a fee of 0.50% of the value of its average daily net assets for investment management services rendered.

For the fiscal years ended November 30, 2001, 2000 and 1999, the fund paid investment advisory and/or administration fees to the Manager as follows:

-------------- ---------------------------------------------------
    Fiscal
     Year                   Security and Growth Fund
    Ended                        Advisory Fee
-------------- ---------------------------------------------------
     2001                            $524,410
--------------
     2000                            $508,406
--------------
     1999                            $505,103
-------------- ---------------------------------------------------

The Trust bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any, fees of Trustees who are not officers, directors, shareholders or employees of Salomon Smith Barney; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agents fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; cost of shareholders' reports and shareholder meetings and meetings of the officers or Board of Trustees of the Trust.

Code of Ethics Pursuant to Rule 17j-1 of the 1940 Act, the fund, the Manager and the Distributor (as defined below) have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's code of ethics is on file with the Commission.

Distributor Effective June 5, 2000, Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor ("the Distributor") pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Board of Trustees, including a majority of the independent trustees, on April 17, 2000. This Distribution Agreement replaces the Distribution Agreement with CFBDS, Inc. For the fiscal year ended November 30, 2001, Salomon Smith Barney was paid $262,205 in distribution fees by the fund.

For the fiscal year ended November 30, 2001, Salomon Smith Barney incurred the following distribution expenses for the fund:

---------------------------- --------------- ------------- ---------- ----------

                              Salomon Smith
                                     Barney
                                  Financial
                                Consultants                  Support
Fund Name                                     Advertising   Services       Total
---------------------------- --------------- ------------- ---------- ----------
Security and Growth Fund           $124,089       $13,067   $121,954    $259,110
---------------------------- --------------- ------------- ---------- ----------

Custodian State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as the custodian of the fund.

Transfer agent and sub-transfer agent Travelers Bank & Trust, fsb, located at 125 Broad Street, New York, NY 10004 serves as the Transfer Agent and shareholder services agent of the fund. PFPC Global Fund Services, located at P.O. Box 9699 Providence, RI 02940-9699 serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

Independent auditors KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Trust's independent auditor to examine and report on the fund's financial statements for the fiscal year ending November 30, 2002.

                        OTHER INFORMATION ABOUT THE TRUST

Organization of the Trust The Trust is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated October 18, 1988, as amended (the "Trust Agreement"). On October 14, 1994, the Trust changed its name from Smith Barney Shearson Principal Return Fund to Smith Barney Principal Return Fund. Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest with a par value of $.001 per share.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust has been structured, and will be operated in such a way, so as to ensure as much as possible, that shareholders will not be liable for obligations of the fund. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement also provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust and each of its series in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Minimum account size The Trust reserves the right to voluntarily liquidate any shareholder's account in the fund if aggregate net asset value of the shares held in the fund's account is less than $500. (If a shareholder has more than one account in the Trust, each account must satisfy the minimum account size.) The Trust, however, will not redeem shares based solely on market reductions in net asset value. Before the Trust exercises this right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

Voting rights When matters are submitted for shareholder vote, shareholders of the fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act.

Annual and semi-annual reports The fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a listing of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Any shareholder who does not want this consolidation to apply to his or her account should contact his or her Service Agent or PFPC.

Styles of fund management Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

Classic Series - portfolio manager driven funds

The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Premier Selections Series - the best ideas, concentrated funds
A series of Premier Selections funds managed by several of the most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

Research Series - driven by exhaustive fundamental securities analysis
Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.

Style Pure Series - a solution to funds that stray
The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

FINANCIAL STATEMENTS

The fund's Annual Report for the fiscal year ended November 30, 2001, Commission accession number 1133228-02-000013, accompanies this Statement of Additional Information and is incorporated herein by reference in its entirety.

PART C

b) Exhibits



Exhibit No.  Description of Exhibit

Item 23. Exhibits

All references are to the Registrant's registration

Statement on Form N-1A as filed with the Securities Exchange Commission (the "SEC"). File Nos. 33-25087 and 811-5678).

(a)(1) Registrant's Master Trust Agreement and Amendments to the Master Trust Agreement dated October 18, 1988, November 18, 1988, August 24, 1990, October 5, 1990, February 26, 1991, May 1, 1991, and July 30, 1993, is incorporated by reference to the Registrant's

Registration Statement filed with the SEC on January 28, 1994 ("Post-Effective Amendment No. 13").

(a)(2) Amendment to Master Trust Agreement with respect to Security and Growth Fund is incorporated by reference to the Registrant's Registration Statement filed with the SEC on March 23, 1995 ("Post-Effective Amendment No. 16").

(b) By-Laws are incorporated by reference to Registrant's Registration Statement filed with the SEC on October 19, 1988 (the "Registration Statement").

(c) Not Applicable.

(d)(1) Investment Advisory Agreement between the Registrant and Smith Barney Shearson Asset Management ("Asset Management") relating to Series 2000 is incorporated by reference to Post-Effective Amendment No. 13.

(d)(2) Investment Advisory Agreement and Administration Agreement between the Registrant and Smith Barney Mutual Funds Management Inc. relating to Security and Growth Fund is incorporated by reference to Post-Effective Amendment No. 16.

(e) Distribution Agreement between the Registrant and CFBDS Inc. is incorporated by reference to Post-Effective Amendment No. 22.

(f) Not Applicable.

(g)(1) Form of Custodian Agreement is incorporated by reference to Post-Effective Amendment No. 19

(g)(2) Custodian Agreement with State Street Bank and Trust Company is filed herewith.

(h)(1) Administration Agreements dated April 21, 1994 between the Registrant and Smith Barney Advisers, Inc. relating to Series 2000 is incorporated by reference to Post-Effective Amendment No.16.

(h)(2) Transfer Agency Agreement between the Registrant and First Data Investor Services

Group formerly known as The Shareholder Services Group, Inc. dated August 2, 1993 is incorporated by reference to Post-Effective Amendment No. 13.

(h)(3) Shareholder Services Plan between the Registrant and Smith Barney Shearson relating to Series 2000 is incorporated by reference to Post-Effective Amendment No. 13.

(h)(4) Shareholder Services Plan between the Registrant and Smith Barney relating to Security & Growth Fund is incorporated by reference to Post-Effective Amendment No. 16

(i) Not Applicable

(j) Auditors' consent filed herewith

(k) Not Applicable.

(l)(1) Form of Purchase Agreement relating to Series 2000 is incorporated by reference to Post-Effective Amendment No. 8.

(l)(2) Form of Purchase Agreement relating to Security and Growth Fund is incorporated by reference to Post-Effective Amendment No. 16.

(m) Not Applicable.

(n) Not Applicable

(o) Not Applicable.

(p) Code of Ethics is incorporated by reference To Post-Effective Amendment No. 24.

Item 24. None

Item 25. Indemnification

The response to this item is incorporated by reference to Registrant's Pre-Effective Amendment No. 1.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) was formed in December 1968 under the laws of the State of Delaware. Smith Barney Fund Management LLC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc. Smith Barney Fund Management LLC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of officers and directors of Smith Barney Fund Management LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBMFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27.  Principal Underwriters

(a) Salomon Smith Barney, Inc. ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Smith Barney Investment Series, Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Sector Series Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Core Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

In addition, Salomon Smith Barney is also the distributor for the Centurion Funds, Inc.

PFS Distributors, Inc., ("PFS Distributors"), a Distributor of the Registrant, is also a distributor for the following Smith Barney funds:

Smith Barney Investment Series,
Smith Barney Aggressive Growth Fund Inc.,

Smith Barney Appreciation Fund Inc.,
Smith Barney Allocation Series Inc.,
Smith Barney Equity Funds,
Smith Barney Fundamental Value Fund Inc.,
Smith Barney Income Funds,
Smith Barney Investment Funds Inc.,
Smith Barney Investment Trust,
Smith Barney Managed Municipals Fund Inc.,
Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.


Item 28. Location of Accountants and Record

(1) With respect to the Registrant, Investment Adviser and Administrator:

         c/o Smith Barney Fund Management LLC
         333 West 34th Street
         New York, New York  10001

(2) With respect to the Registrant's Custodian:
         PFPC Trust Company
         8800 Tinicum Blvd
         Philadelphia, PA 19153

(3) With respect to the Transfer Agent:
         Travelers Bank & Trust, fsb
         125 Broad Street
         New York, NY 10004

(4) With respect to the Sub-Transfer Agent:
         PFPC Global Fund Services Inc.
         101 Federal Street
         Boston, Massachusetts  02110

(5) With respect to the Distributor:

         Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

         (a) Registrant undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of trustee or trustees when requested in writing to do so by the holders of at least 10% of Registrant's outstanding Shares and, in connection worth such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to communications with the shareholders of certain common-law trusts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, SMITH BARNEY PRINCIPAL RETURN FUND, certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 28th day of March, 2002.

                  SMITH BARNEY PRINCIPAL RETURN FUND

                  By: /s/ Heath B. McLendon*

                  Heath B. McLendon,

                  President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                             Title                                        Date

/s/ Heath B. McLendon      Chairman of the Board
Heath B. McLendon          (Chief Executive Officer)                            03/28/2002

/s/ Lewis E. Daidone       Senior Vice President
Lewis E. Daidone           and Treasurer
                           (Chief Financial and
                           Accounting Officer)                                  03/28/2002


/s/ Paul R. Ades*          Trustee                                              03/28/2002
Paul R. Ades

/s/ Herbert Barg*          Trustee                                              03/28/2002
Herbert Barg

/s/ Dwight B. Crane*       Trustee                                              03/28/2002
Dwight B. Crane

/s/ Frank Hubbard*         Trustee                                              03/28/2002
Frank Hubbard

/s/ Jerome Miller*         Trustee                                              03/28/2002
Jerome Miller

/s/ Ken Miller*            Trustee                                              03/28/2002
Ken Miller

*Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated December 23, 1994

/s/ Heath B. McLendon
Heath B. McLendon

Exhibit index

g.2.     Custodian Agreement with State Street Bank and Trust Company
j.       Auditors Consent